SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              September 9, 1994
               Date of Report (Date of earliest event reported)

                                HANDY & HARMAN
              (Exact Name of Registrant as Specified in Charter)

          New York                      1-5365                 13-5129420
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                        Identification No.)

250 Park Avenue New York,  New York, New York                    10177
   (Address of Principal Executive Offices)                    (Zip Code)

                                (212) 661-2400
              Registrant's telephone number, including area code

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


          Item 5.  Other Events.

                    (a) On September 9, 1994, Handy & Harman (the "Company") entered into a Share Purchase Agreement (the "Share Purchase Agreement") with all of the shareholders (the "Shareholders") of SUMCO INC., an Indiana corporation ("Sumco"), pursuant to which, and at a closing occurring simultaneously therewith (the "Closing"), the Company purchased and the Shareholders sold all of the outstanding shares of capital stock of Sumco (the "Shares"). Copies of the Share Purchase Agreement and the press release announcing the purchase of the Shares is attached as Exhibit 10.1 and Exhibit
          10.2 respectively, and each is incorporated herein by reference in its entirety. Pursuant to the Share Purchase Agreement, and in consideration for the sale of the Shares, the Company (i) delivered to the Shareholders $24,200,000 (less certain transaction expenses) at the Closing and (ii) delivered and placed into escrow $800,000 at the Closing, for the purpose of satisfying claims of the Company and to secure the indemnification obligations of certain of the Shareholders, under the Share Purchase Agreement. Pursuant to the Share Purchase Agreement, the Company also agreed to pay the Shareholders an additional contingent payment of $1 million in the event that Sumco's Operating Income Amount (as defined in the Share Purchase Agreement) is equal to or greater than $5 million. At the Closing, the Company delivered and placed into escrow $1 million to secure this obligation. Immediately prior to the Closing, the Company, on behalf of and at the direction of Sumco, repaid and discharged certain senior and subordinated indebtedness of Sumco in the aggregate amount of $3,921,459.69, Sumco executed and delivered to the Company a Promissory Note in favor of the Company in the principal amount of such indebtedness and Sumco caused the collateral securing such indebtedness to be released.

                    (b) On September 28, 1994, the Company entered into the following credit agreements: (i) a Revolving Credit Agreement (the "New Long Term Revolving Credit Agreement"), dated as of September 28, 1994, among the Company, the lenders named therein, The Bank of Nova Scotia ("Scotiabank"), Chemical Bank ("Chemical") and The Bank of New York ("BNY"), as co-agents, and Scotiabank, as administrative agent, which provides the Company with, upon the terms and conditions set forth therein, a three-year unsecured $161,250,000 revolving loan facility of which up to $30,000,000 may be used for the issuance of letters of credit and (ii) a Short Term Revolving Credit Agreement, dated as of September 28, 1994, (the "New Short Term Revolving Credit Agreement", and, together with the New Long Term Revolving Credit Agreement, the "New Credit Agreements") among the Company, the lenders named therein, Scotiabank, Chemical and BNY, as co-agents, and Scotiabank, as administrative agent, which provides the Company with, upon the terms and conditions set forth therein, a 364-day unsecured $53,750,000 revolving loan facility. In connection with the execution of the New Credit Agreements, the Company terminated its $161,250,000 revolving credit agreement, dated as of March 16, 1992, and its $53,750,000 short term revolving credit agreement, dated as of March 16, 1992. The New Credit Agreements are attached hereto as Exhibits 10.3 and 10.4 and each is incorporated herein by reference in its entirety.

                    (c) On September 28, 1994, the Company entered into the following consignment agreements: (i) a Fee Consignment Agreement, dated as of September 28, 1994 (the "Long Term Consignment Agreement"), by and between the Company, as consignee, and Scotiabank, as consignor, which provides for the consignment from time to time by Scotiabank to the Company, upon the terms and conditions set forth therein, of up to 110,000 troy ounces of gold and 11,250,000 troy ounces of silver at any time outstanding on consignment thereunder not to exceed $52,250,000 for troy ounces of gold and $73,125,000 for troy ounces of silver, and (ii) a Short Term Fee Consignment Agreement, dated as of September 28, 1994 (the "Short Term Consignment Agreement", and, together with the Long Term Consignment Agreement, the "Consignment Agreements"), by and between the Company, as consignee, and Scotiabank, as consignor, which provides for the consignment, from time to time, by Scotiabank to the Company, upon the terms and conditions set forth therein, of up to 110,000 troy ounces of gold and 11,250,000 troy ounces of silver at any time outstanding on consignment thereunder not to exceed $52,250,000 for troy ounces of gold and $73,125,000 for troy ounces of silver. The Long Term Consignment Agreement has a term of three years and the Short Term Consignment Agreement has a term of 364 days. All gold and silver consigned to the Company pursuant to the Consignment Agreements will be located at the Company's plant at 1770 Kings Highway, Fairfield, Connecticut or the Company's plant at 231 Ferris Avenue, East Providence, Rhode Island. For so long as either of the Consignment Agreements remain in effect, the only gold and silver that will be located at such plants will be gold and silver owned by Scotiabank and consigned to the Company pursuant to the Consignment Agreements and gold and silver owned by the United States government. The Consignment Agreements are attached hereto as Exhibits 10.5 and 10.6 and each is incorporated herein by reference in its entirety.

                    (d)  In connection with the execution of the
          Consignment Agreements, Scotiabank entered into a Dollar Supply Agreement and a Short Term Dollar Supply Agreement, each dated as of September 28, 1994 (collectively, the "Dollar Supply Agreements"), with the financial institutions named therein, Scotiabank, Chemical and BNY, as co-agents, and Scotiabank, as administrative agent, in order to provide financing for the gold and silver to be consigned by Scotiabank to the Company pursuant to the Consignment Agreements. Pursuant to the Consignment Agreements, the Company has agreed to hold Scotiabank harmless from certain indemnities and other obligations of Scotiabank under the Dollar Supply Agreements. The Dollar Supply Agreements are attached hereto as Exhibits 10.7 and 10.8 and each is incorporated herein by reference in its entirety.

          Item 7.        Financial Statements and Exhibits.

          (c)            Exhibits.

          10.1           Share Purchase Agreement, dated
                         September 9, 1994, among the Company
                         and all of the Shareholders of Sumco Inc.

          10.2           Press Release issued by the Company,
                         dated September 12, 1994.

          10.3 Revolving Credit Agreement, dated as of September 28, 1994, among the Company, the lenders named therein, Scotiabank, Chemical and BNY, as co-agents and Scotiabank, as administrative agent.

          10.4           Short Term Revolving Credit
                         Agreement, dated as of September 28,
                         1994, among the Company, the lenders
                         named therein, Scotiabank, Chemical
                         and BNY, as co-agents, and
                         Scotiabank, as administrative agent.

          10.5           Fee Consignment Agreement, dated as
                         of September 28, 1994, between the
                         Company, as consignee, and
                         Scotiabank, as consignor.

          10.6           Short Term Fee Consignment
                         Agreement, dated as of September 28,
                         1994, between the Company, as
                         consignee, and Scotiabank, as
                         consignor.

          10.7           Dollar Supply Agreement, dated as of
                         September 28, 1994, with the
                         financial institutions named
                         therein, Scotiabank, Chemical and
                         BNY, as co-agents, and Scotiabank,
                         as administrative agent.

          10.8 Short Term Dollar Supply Agreement, dated as of September 28, 1994, with the financial institutions named therein, Scotiabank, Chemical and BNY, as co-agents, and Scotiabank, as administrative agent.


                                 SIGNATURE

              Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 12, 1994

                                       HANDY & HARMAN

                                       By: /s/  Paul E. Dixon
                                          Name: Paul E. Dixon
                                          Title: Vice President and
                                                 General Counsel


                                  EXHIBIT INDEX

      Exhibit No.      Description                              Page No.

      10.1             Share Purchase Agreement, dated
                       September 9, 1994, among the Company
                       and all of the Shareholders.

      10.2             Press Release issued by the Company,
                       dated September 12, 1994.

      10.3             Revolving Credit Agreement, dated as
                       of September 28, 1994 among the
                       Company, the lenders named therein,
                       Scotiabank, Chemical and BNY, as co-
                       agents and Scotiabank, as
                       administrative agent.

      10.4             Short Term Revolving Credit
                       Agreement, dated as of September 28,
                       1994, among the Company, the lenders
                       named therein, Scotiabank, Chemical
                       and BNY, as co-agents, and
                       Scotiabank, as administrative agent.

      10.5             Fee Consignment Agreement, dated as
                       of September 28, 1994, between the
                       Company, as consignee, and
                       Scotiabank, as consignor.

      10.6             Short Term Fee Consignment Agreement,
                       dated as of September 28, 1994,
                       between the Company, as consignee,
                       and Scotiabank, as consignor.

      10.7             Dollar Supply Agreement, dated as of
                       September 28, 1994, with the
                       financial institutions named therein,
                       Scotiabank, Chemical and BNY, as co-
                       agents, and Scotiabank, as
                       administrative agent.

      10.8 Short Term Dollar Supply Agreement, dated as of September 28, 1994, with the financial institutions named therein, Scotiabank, Chemical and BNY, as co-agents, and Scotiabank, as administrative agent.